Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF

IN RE:			}	CASE NUMBER
			}	13-11457
}
}
}
DEBTOR(S)	Diamond Blue Drilling Company		}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
	FROM	October 1, 2013	TO	October 31, 2013

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ William H. Hoch
Attorney for Debtor's Signature

Debtor's Address and Phone Number:	Attorney's Address and Phone Number:
Diamond Blue Drilling Company	Crowe & Dunlevy
9400 N. Broadway, Suite 600	20 North Broadway, Suite 1800
Oklahoma City, OK 73114	Oklahoma City, OK 73102
405-600-0711	405-235-7700

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.

1.	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2.	Initial Filing Requirements
3.	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING October 1, 2013 AND ENDING October 31, 2013

Name of Debtor: Diamond Blue Drilling Company     Case Number 13-11457
Date of Petition: April 1, 2013

		CURRENT MONTH	CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD	$10,613	$9,521
2.	RECEIPTS:
	A. Cash Sales	—	—
	Minus: Cash Refunds	—	—
	Net Cash Sales	—	—
	B. Accounts Receivable	—	—
	C. Other Receipts (See MOR-3)	—	1,092
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)	—	1,092
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	10,613	10,613
5.	DISBURSEMENTS
	A. Advertising	—	—
	B. Bank Charges	—	—
	C. Contract Labor	—	—
	D. Fixed Asset Payments (not incl. in “N”)	—	—
	E. Insurance	—	—
	F. Inventory Payments (See Attach. 2)	—	—
	G. Leases	—	—
	H. Manufacturing Supplies	—	—
	I. Office Supplies	—	—
	J. Payroll - Net (See Attachment 4B)	—	—
	K. Professional Fees (Accounting & Legal)	—	—
	L. Rent	—	—
	M. Repairs & Maintenance	—	—
	N. Secured Creditor Payments (See Attach. 2)	—	—
	O. Taxes Paid - Payroll (See Attachment 4C)	—	—
	P. Taxes Paid - Sales & Use (See Attachment 4C)	—	—
	Q. Taxes Paid - Other (See Attachment 4C)	—	—
	R. Telephone	—	—
	S. Travel & Entertainment	—	—
	T. U.S. Trustee Quarterly Fees	—	—
	U. Utilities	—	—
	V. Vehicle Expenses	—	—
	W. Other Operating Expenses (See MOR-3)	—	—
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)	—	—
7.	ENDING BALANCE (Line 4 Minus Line 6)	$10,613	$10,613

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 22nd day of November, 2013	/s/ James A. Merrill
James A. Merrill, Vice President and Secretary

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Miscellaneous Receipts	$—	$1,092

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
N/A

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
N/A

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement. See Exhibit I Attached

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Diamond Blue Drilling Company Case Number: 13-11457

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

ACCOUNTS RECEIVABLE AT PETITION DATE: $11,022,590

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

	Oil & Gas Sales	Joint Interest Billing	Other Accounts Receivable	Intercompany Receivable/Payable (1)	Total
Beginning of Month Balance (a)	$—	$—	$—	$11,735,563	$11,735,563
Plus: Current Month New Billings (b)	$—	$—	$—	$(284)	$(284)
Minus: Collection During Month	$—	$—	$—	$—	$—
Minus: Revenue Netting	$—	$—	$—	$—	$—
Plus/Minus: Adjustments or Writeoffs	$—	$—	$—	$—	$—
End of Month Balance (c)	$—	$—	$—	$11,735,279	$11,735,279
(1) Intercompany Receivable/Payable includes amounts due to or due from GMX Resources, Inc. that is part of the consolidated bankruptcy filing.
*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Total	Total
N/A	N/A	N/A	N/A	N/A

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status
N/A	N/A	N/A

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Diamond Blue Drilling Company Case Number: 13-11457

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE
Date         Days

Incurred	Outstanding Vendor Description Amount

N/A

☐ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance (a)	$—
PLUS: New Indebtedness Incurred This Month	$—
MINUS: Amount Paid on Post Petition Accounts Payable This Month	$—
PLUS/MINUS: Adjustments *	$—
Ending Month Balance (c)	$—

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
N/A

TOTAL (d)

(a)This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Diamond Blue Drilling Company     Case Number: 13-11457

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

INVENTORY REPORT

Note: DBD does not have inventory.

Inventory Balance at Petition Date:	N/A
Inventory Reconciliation:	N/A
Inventory Balance at Beginning of Month
Plus: Inventory Purchased During Month
Minus: Inventory Used or Sold
Plus/Minus: Adjustments or Write-downs
Inventory on Hand at End of Month	N/A

METHOD OF COSTING INVENTORY: N/A

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable. N/A

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
N/A	N/A	N/A	N/A	N/A
* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.

Description of Obsolete Inventory: N/A

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE (b): Fair market value of fixed assets at petition date is not available.
(Includes Property, Plant and Equipment)
BRIEF DESCRIPTION (First Report Only): Fixed assets include the Company's property and equipment.

Fixed Asset Reconciliation:
Fixed Asset Book Value at Beginning of Month (a) (b)	$163,516
Minus: Depreciation Expense	$—
Plus: New Purchases	$—
Plus/Minus: Adjustments or Write-downs *	$—
Ending Monthly Balance	$163,516

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable. N/A
BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: N/A
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Diamond Blue Drilling Company Case Number: 13-11457

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity (See exhibit II). A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of Bank:	Capital One Bank	Branch:	N/A
Account Name:	DBD Operating Account	Account Number:	XXXXXX7512

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$9,581
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	—
Minus Service Charges	—
Ending Balance per Check Register **(a)	$9,581

*Debit cards are used by: N/A

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement

N/A - No disbursements were paid in Cash

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$____N/A________Transferred to Payroll Account
$____N/A________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: Diamond Blue Drilling Company Case Number: 13-11457

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

NAME OF BANK: Capital One Bank BRANCH: N/A

ACCOUNT NAME: DBD Operating Account

ACCOUNT NUMBER: XXXXXX7512

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

N/A

TOTAL	$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: Diamond Blue Drilling Company Case Number: 13-11457

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

Name of Bank:	Capital One Bank	Branch:	N/A
Account Name:	DBD Payroll Account	Account Number:	XXXXXX2381

PURPOSE OF ACCOUNT: PAYROLL

Ending Balance per Bank Statement	$6,335
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	(5,303)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$1,032

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A
The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-payroll disbursements were made from this account:

Date Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: Diamond Blue Drilling Company     Case Number: 13-11457

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

NAME OF BANK: Capital One BRANCH: N/A

ACCOUNT NAME: DBD Payroll Account

ACCOUNT NUMBER: XXXXXX2381

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE             AMOUNT

N/A

TOTAL	$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: Diamond Blue Drilling Company Case Number: 13-11457

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

Note: The Company does not have a separate check register related to taxes. Taxes are paid through the parent company, GMX Resources Inc., and not applicable to DBD on a stand-alone basis.

NAME OF BANK: N/A     BRANCH: N/A

ACCOUNT NAME: N/A     ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: TAX

Ending Balance per Bank Statement	$ N/A
Plus Total Amount of Outstanding Deposits        $ N/A
Minus Total Amount of Outstanding Checks and other debits $ N/A *
Minus Service Charges                    $ N/A
Ending Balance per Check Register                    $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by
United States Trustee)

Date	Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-tax disbursements were made from this account:

Date	Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor: Diamond Blue Drilling Company     Case Number: 13-11457

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

Note: The Company does not have a separate check register related to taxes. Taxes are paid through the parent company, GMX Resources Inc., and not applicable to DBD on a stand-alone basis.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT # N/A

PURPOSE OF ACCOUNT: TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

N/A

TOTAL	(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	N/A
Sales & Use Taxes Paid (b)
Other Taxes Paid (c)
Total (d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
(Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
N/A

Total (a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum Amount of Cash in Drawer/Acct	Amount of Petty Cash on Hand at End of Month	Difference between (Column 2) and (Column 3)
N/A
Total (b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation:

N/A

Total Investments Accounts and Petty Cash (a + b) (c)	N/A

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: Diamond Blue Drilling Company Case Number: 13-11457

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return File	Tax Return Period
N/A

Total

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Diamond Blue Drilling Company Case Number: 13-11457

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Description	Amount Paid
N/A

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	—	—
Number hired during the period	—	—
Number terminated or resigned during the period	—	—
Number of employees on payroll at end of period	—	—

MOR-16

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Premium Due Date
Chubb Group of Insurance Companies (Federal Insurance Company) 15 Mountain View Road Warren NJ 07059	908-903-2000	35863507	Insurance policy covering property, general liability, inland marine, pollution, commercial auto and umbrella liability	2/17/2014	N/A, all premiums have been paid in full
First Mercury Insurance Company 26600 Telegraph Road Southfield MI 48033	248-358-4010	TXEX000000598201	Insurance policy covering commerical excess liability	2/17/2014	N/A, all premiums have been paid in full
National Union Fire Ins. Co. C/O Chartis 175 Water Street, 9th Floor NY, NY 10038	212-770-7000	17180256	Directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
US Speciality Insurance Company 8144 Walnut Hill Lane Dallas TX 75231	713-744-3700	14MGU13A28644	Excess directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
Travelers Casualty and Surety Company of America One Town Square, Hartford, CT 06183	1-800-842-5075	105536833	Crime, fidelity insurance, employment practices & fiduciary liability	12/22/2013	N/A, all premiums have been paid in full

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
N/A

Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-17

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

N/A

We filed a Plan of Reorganization and Disclosure Statement on October 23, 2013.

MOR-18

Exhibit I
Diamond Blue Drilling Company
Balance Sheet

ASSETS	October 31, 2013
CURRENT ASSETS:
Cash and cash equivalents	$10,613
Accounts receivable - intercompany	11,735,279
Total current assets	11,745,892

PROPERTY AND EQUIPMENT, AT COST, NET	163,516

TOTAL ASSETS	$11,909,408

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$85
Other accrued expenses	945
Total current liabilities	1,030

Shareholders' equity	11,908,378

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$11,909,408

Diamond Blue Drilling Company
Income Statement

Month Ending
October 31, 2013

TOTAL REVENUES	—

COSTS AND EXPENSES
Lease operating	—
Production taxes	—
Depreciation, depletion and amortization	—
Impairment of natural gas and oil properties and other fixed assets	—
General and administrative	284
Total expenses	284

OPERATING INCOME	284

NON-OPERATING INCOME (EXPENSE)	—

Income (loss) before income taxes	284

PROVISION (BENEFIT) FOR INCOME TAXES	—

NET INCOME (LOSS)	284

Exhibit II

DIAMOND BLUE DRILLING COMPANY BANK RECONCILIATION
OPERATING & PAYROLL ACCOUNTS
Ending Balance per Bank Statement	$15,916
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	(5,303)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$10,613

The bank statement summary pages of the Company's operating and payroll accounts are provided below.

Exhibit II

Capital One Bank

Cycle Statement
Report Date 11/1/13

DIAMOND BLUE DRILLING CO
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

ACCOUNT NUMBER [redacted]
BEGINNING 10/01/13
ENDING 10/31/13

ENCLOSURES 0

SSN#/TAX ID [redacted]

PAGE 1 OF 1

* * * * * * * * * * * COMMERCIAL CHECKING ACCOUNT SUMMARY * * * * * * * * * * *

PREVIOUS BALANCE	9,581.32	AVG COLL BALANCE	
+ 0 CREDITS/DEPOSITS	.00		9,581.32
- 0 DEBITS/CHECKS	.00	YTD INTEREST PAID	
- SERVICE CHARGES	.00		.00
+ INTEREST PAID	.00		
ENDING BALANCE	9,581.32		

* * * * * * * * * * * * * * CUSTOMER BALANCE SUMMARY * * * * * * * * * * * * * *

DATE	BALANCE	DATE	BALANCE
09/30	9,581.32

Exhibit II

Capital One Bank

Cycle Statement
Report Date 11/1/13

DIAMOND BLUE DRILLING CO
PAYROLL ACCOUNT
"DIP" WESTERM DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N BROADWAY, SUITE 600
OKLAHOMA CITY OK 73114

ACCOUNT NUMBER [redacted]
BEGINNING 10/01/13
ENDING 10/31/13

ENCLOSURES 0

SSN#/TAX ID [redacted]

PAGE 1 OF 1

* * * * * * * * * * * COMMERCIAL CHECKING ACCOUNT SUMMARY * * * * * * * * * * *

PREVIOUS BALANCE		6,334.87	AVG COLL BALANCE	
+	0 CREDITS/DEPOSITS	.00		6,334.87
-	0 DEBITS/CHECKS	.00	YTD INTEREST PAID	
-	SERVICE CHARGES	.00		.00
+	INTEREST PAID	.00		
ENDING BALANCE		6,334.87		

* * * * * * * * * * * * * * CUSTOMER BALANCE SUMMARY * * * * * * * * * * * * * *

DATE	BALANCE	DATE	BALANCE
09/30	6,334.87